                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of February 4, 2000, by and among Mulix, Inc., a Delaware corporation (the "Company"), the holders of the Company's Series A Preferred Stock, (the "Preferred Stock") listed on the Schedule of Investors attached as SCHEDULE A hereto (the "Investors"), and the holders of Common Stock of the Company (the "Founders") listed on the Schedule of Founders attached as SCHEDULE B hereto. The Company, the Founders and the Investors are individually each referred to herein as a "Party" and are collectively referred to herein as the "Parties." The Company's Board of Directors is referred to herein as the "Board."

                                   WITNESSETH:

         WHEREAS, the Company and the Investors have entered into that certain Series A Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), which provides for, among other things, the purchase by such Investors of shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"), and which further provides that as a condition to the closing of the sale of shares of Series A Preferred Stock, this Agreement must be executed and delivered by such Investors, the Founders and the Company;

         WHEREAS, TeleVideo, Inc. is one of the Investors; and

         WHEREAS, the Company, the Founders and the Investors desire to grant the rights created herein.

         NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. AGREEMENT TO VOTE. Each Investor, as a holder of Preferred Stock, hereby agrees on behalf of itself and any transferee or assignee of any such shares of the Preferred Stock, to hold all of the shares of Preferred Stock registered in its name (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution of the Preferred Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. Each Founder, as a holder of Common Stock of the Company, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other voting securities of the Company acquired by such Founder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (the "Founder Shares") subject to, and to vote the Founder Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement.

         2. BOARD SIZE. The holders of Investor Shares and Founder Shares shall vote at a regular or special meeting of stockholders (or by written consent) such shares that they own (or as to which they have voting power) to ensure that the size of the Board shall be set and remain at four (4) directors; provided, however, that such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 15 hereof.

         3. ELECTION OF DIRECTORS. In any election of directors of the Company, the Parties shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of voting capital stock then owned by them (or as to which they then have voting power) as may be necessary to elect the following individuals to the Board:

                  (a)      the Founders; and

                  (b)      TeleVideo, Inc.

         4. REMOVAL. Any director of the Company may be removed from the Board in the manner allowed by law and the Company's Amended and Restated Certificate of Incorporation and Bylaws, but with respect to a director designated pursuant to Sections 3(a) and (b) above, only upon the vote or written consent of the stockholders entitled to designate such director.

         5. LEGEND ON SHARE CERTIFICATES. Each certificate representing any Investor Shares or Founder Shares shall be endorsed by the Company with a legend reading substantially as follows:


         "The Shares evidenced hereby are subject to a Voting Agreement (a copy of which may be obtained upon written request from the issuer), and by accepting any interest in such shares the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of said Voting Agreement."

         6. COVENANTS OF THE COMPANY. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the Parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the Parties hereto assuming conversion of all outstanding securities in order to protect the rights of the Parties hereunder against impairment.

         7. NO LIABILITY FOR ELECTION OF RECOMMENDED DIRECTORS. Neither the Company, the Founders, the Investors, nor any officer, director, stockholder, partner, employee or agent of such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Company's Board by virtue of such Party's execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.

         8. GRANT OF PROXY. Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

         9. SPECIFIC ENFORCEMENT. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

         10. EXECUTION BY THE COMPANY. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the shares of Common Stock and Preferred Stock to bear the legend required by Section 5 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Common Stock and Preferred Stock to bear the legend required by Section 5 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 10 shall not affect the validity or enforcement of this Agreement.

         11. CAPTIONS. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

         12. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be sent prepaid registered or certified mail, return receipt requested, addressed to the other Party at the address shown below or at such other address for which such Party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

         13. TERM. This Agreement shall terminate and be of no further force or effect upon the earlier of (a) the consummation of the Company's sale of its Common Stock or other securities pursuant to a registration statement under the Securities Act of 1933, as amended, (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a SEC Rule 145 transaction), (b) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or a sale of all or substantially all of the assets of the Company, or (c) February __, 2010.

         14. MANNER OF VOTING. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

         15. AMENDMENTS AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company, (ii) the holders of a majority of the then-outstanding Investor Shares, and (iii) the holders of a majority of the then-outstanding Founder Shares. Any amendment or waiver so effected shall be binding upon all of the Parties hereto and their successors, assigns and transfers.

         16. STOCK SPLITS, STOCK DIVIDENDS, ETC. In the event of any issuance of shares of the Company's voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, capital reorganization or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 5.

         17. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         18. BINDING EFFECT. In addition to any restriction or transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as EXHIBIT A. Upon the execution and delivery of an Adoption Agreement by any transferee reasonably acceptable to the Company, such transferee shall be deemed to be a Party hereto as if such transferee's signature appeared on the signature pages hereto. By their execution hereof of any Adoption Agreement, each of the Parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

         19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of law principles thereof.

         20. ENTIRE AGREEMENT. This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof.

         21. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         22. ARBITRATION. Any controversy between the Parties hereto involving any claim arising out of or relating to this Agreement, will be submitted to and be settled by final and binding arbitration in Palo Alto, California, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by one (1) arbitrator mutually agreeable to the Company, a majority-in-interest of the Founders and a majority-in-interest of the Investors, or failing such agreement, an arbitrator experienced in similarly-sized companies appointed by the AAA. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrator upon a showing of good cause. Depositions shall be conducted in accordance with the California Code of Civil Procedure, the arbitrator shall be required to provide in writing to the Parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

                                      * * *

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                   COMPANY:

                                   MULIX, INC.



                                   By:   /s/ David D. Kim
                                      ----------------------------------------
                                         David D. Kim, CHIEF EXECUTIVE OFFICER


                              Address:   2727 Walsh Avenue, Suite 206
                                         -------------------------------------
                                         Santa Clara, CA 95051
                                         -------------------------------------



                     SIGNATURE PAGE TO THE VOTING AGREEMENT

                             INVESTORS:
                             TeleVideo, Inc.


                             /s/ Dr. K. Philip Hwang
                             --------------------------------------
                             Name: Dr. Philip Hwang, Chairman and CEO

                    Address: 2345 Harris Way
                             -------------------------------
                             San Jose, CA  95131
                             -------------------------------





                     SIGNATURE PAGE TO THE VOTING AGREEMENT

                                            FOUNDERS:


                                            /s/ David D. Kim
                                            ----------------------------------
                                            David D. Kim

                                  Address:  2727 Walsh Avenue, Suite 206
                                            -----------------------------------
                                            Santa Clara, CA  95051
                                            -----------------------------------

                                            /s/ Kwangjae Sung
                                            ----------------------------------
                                            Kwangjae Sung

                                  Address:  2727 Walsh Avenue, Suite 206
                                            -----------------------------------
                                            Santa Clara, CA  95051
                                            -----------------------------------

                                            /s/ Yoon Kim
                                            ----------------------------------
                                            Yoon Kim

                                  Address:  2727 Walsh Avenue, Suite 206
                                            -----------------------------------
                                            Santa Clara, CA  95051
                                            -----------------------------------



                     SIGNATURE PAGE TO THE VOTING AGREEMENT

                                   SCHEDULE A

                             Schedule OF INVESTORS

--------------------------------------------------
TeleVideo, Inc.
--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

--------------------------------------------------

                                   SCHEDULE B

                                LIST OF FOUNDERS:


David D. Kim
Yoon W. Kim
Kwangjae Sung

                                    EXHIBIT A

                               ADOPTION AGREEMENT

         This Adoption Agreement ("Adoption Agreement") is executed by the undersigned (the "Transferee") pursuant to the terms of that certain Voting Agreement dated as of February __, 2000 (the "Agreement") by and among Mulix, Inc. (the "Company") and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

         (a) ACKNOWLEDGMENT. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the "Stock") subject to the terms and conditions of the Agreement.

         (b) AGREEMENT. Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and
(ii) hereby adopts and agrees to be bound by the Agreement with the same force and effect as if Transferee were originally a Party thereto.

         (c) NOTICE. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

         EXECUTED AND DATED this ________ day of ________________, ____.


                                   TRANSFEREE:



                                    By:
                                       ---------------------------------------
                                        Name and Title

                                    Address:
                                            ----------------------------------

                                            ----------------------------------
                                    Facsimile:
                                              --------------------------------

Accepted and Agreed:

COMPANY

MULIX, INC.

By:
   -----------------------------
Title:
      --------------------------